UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

Parabolic Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39826	85-3118980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Eriksen Ave Suite 250
Bainbridge Island, Washington 98110
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (206) 414-1777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PARA	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $1,150,000.00	PARAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 27, 2026, Parabolic Technologies, Inc. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price of the Company’s listed securities had been below $1.00 per share for 30 consecutive business days, from September 15, 2026 through October 26, 2026, and that the Company therefore was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), which requires a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market.

Under Nasdaq Listing Rule 5810(c)(3)(A), a company that fails to meet the Bid Price Rule is normally afforded a 180-calendar-day compliance period in which to regain compliance. However, the Notice states that, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for any such compliance period because it has effected a reverse stock split over the prior one-year period or one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one. The Company effected a 1-for-10 reverse stock split on July 8, 2025, a 1-for-20 reverse stock split on May 8, 2026, and a 1-for-10 reverse stock split on October 27, 2026, resulting in a cumulative reverse stock split ratio of 1-for-2,000.

Nasdaq Listing Rule 5810(c)(3)(A)(iv) provides that “if a Company’s security fails to meet the continued listing requirement for minimum bid price and the Company has effected a reverse stock split over the prior one-year period; or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company shall not be eligible for any compliance period specified in this Rule 5810(c)(3)(A) and the Listing Qualifications Department shall issue a Staff Delisting Determination under Rule 5810 with respect to that security.”

Accordingly, the Staff issued a Staff Delisting Determination in the Notice, notifying the Company that its securities are subject to delisting from Nasdaq. Unless the Company requests an appeal of the Staff Delisting Determination to a Nasdaq Hearings Panel (the “Panel”), with the hearing request and confirmation of payment of the $20,000 hearing fee received by Nasdaq’s Hearings Department no later than 4:00 p.m. Eastern Time on November 3, 2026, trading of the Company’s securities will be suspended at the opening of business on November 5, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The Company intends to timely request a hearing before the Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A timely hearing request will stay the suspension of the Company’s securities and the filing of Form 25-NSE pending the Panel’s decision.

In connection with the hearing, the Company intends to present a plan to regain compliance with the Bid Price Rule, including the 1-for-10 reverse stock split effected on October 27, 2026. There can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance with the Bid Price Rule within any additional period of time that may be granted by the Panel.

The Notice does not immediately suspend trading of the Company’s Class A common stock on The Nasdaq Capital Market, which continues to trade under the symbol “PARA”, subject to the scheduled suspension and hearing process described above.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On October 30, 2026, the Company filed a Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), that implements the authorized share increase approved by the Company’s stockholders as described in Item 5.07 below (the “Authorized Share Increase”). The Certificate of Amendment amends the first paragraph of Article IV to authorize an aggregate of 850,000,000 shares (from 350,000,0000 shares), consisting of 750,000,000 shares of Class A common stock (from 250,000,000 shares), 25,000,000 shares of Class B common stock and 75,000,000 shares of preferred stock, each with a par value of $0.0001 per share. The Certificate of Amendment specifies an effective time of 12:01 a.m. Eastern Time on October 30, 2026. The foregoing description of the Certificate of Amendment and the Authorized Share Increase is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s shareholders voted on four proposals, including one to approve an adjournment, if necessary. At the beginning of the Meeting, 781,370 Class A shares and 149,821 Class B shares, which collectively represent 38.91% of the voting power of the shares entitled to vote at the Meeting, were represented by proxy, which constituted a quorum for the transaction of business. Since there were sufficient votes to approve the other proposals, the Company did not need to adjourn the Meeting.

The following proposals were voted on at the Meeting, along with the voting results for each proposal:

1.
To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares that we may issue from 350,000,000 total shares to up to 850,000,000 total shares, consisting of up to 750,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), with such numbers to be determined at the Board’s discretion, and 25,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”, and together with the Class A common stock, the “Common Stock”) and 75,000,000 shares of preferred stock, par value $0.0001 per share (the “Authorized Share Increase Proposal”);

For	Against	Abstain
2,221,561	53,946	4,083

2.
To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Class A common stock in a potential financing as described in the Proxy Statement (the “Potential Public Offering Issuance Proposal”);

For	Against	Abstain
2,223,960	49,431	6,199

3.
To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Class A common stock upon conversion of the convertible promissory note (the “Note”) and upon exercise of the common warrants (the “Common Warrants”) issued to Evergreen Capital Management LLC in a private placement, including issuances in excess of the Exchange Cap (as hereinafter defined), and pursuant to certain voluntary adjustments to the conversion price of the Note and the exercise prices of outstanding warrants (the “Note/Warrant Stockholder Approval Proposal”);

For	Against	Abstain
2,226,861	45,101	7,628

4.
The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of one or more of the proposals or there is not a quorum for one or more of the other proposals.

For	Against	Abstain
2,224,938	48,118	6,534

As per the above, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting voted in favor of the proposals and therefore each proposal passed.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Authorized Share Increase Certificate of Amendment to Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2026

PARABOLIC TECHNOLOGIES, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer